SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 20, 2000
                                                --------------------------------
                               Trenwick Group Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                             1-15389                     06-1152790
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State or Other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                   File Number)             Identification No.)



One Canterbury Green, Stamford, Connecticut                         06901
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code     (203) 353-5500
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          (Former Name or Former Address, if Changed Since Last Report)







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

Item 5. - Other Events

         On March 20, 2000, Trenwick Group Inc. ("Trenwick"), LaSalle Re Holdings Limited ("LaSalle"), LaSalle Re Limited ("LaSalle Re") and Gowin Holdings International Limited entered into an Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization (the "Amended and Restated
Agreement"), pursuant to which the stockholders of Trenwick, the common shareholders of LaSalle and the minority shareholders of LaSalle Re will each exchange their shares on a one-for-one basis for shares in a newly formed Bermuda company (the "Business Combination"). The Amended and Restated Agreement revises the structure of the plan of reorganization of Trenwick in anticipation of the Business Combination. The Amended and Restated Agreement does not change the schemes of arrangement, the exchange ratio for Trenwick, LaSalle or LaSalle Re shareholders or any of the other material terms of the Business Combination. See the full text of the Amended and Restated Agreement which is filed herewith as Exhibit 2.2 and which is incorporated by reference herein.

         The Stock Option Agreements, each dated as of December 19, 1999, in which Trenwick and LaSalle granted to each other options to purchase up to 19.9% of their outstanding shares remain in effect without change. Likewise, the Shareholders Agreement, dated as of December 19, 1999, between Trenwick and certain shareholders of LaSalle and LaSalle Re remains in effect without change

Item 7. Financial Statements and Exhibits

(c)      Exhibits

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited.

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to Exhibit 99.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.2 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).


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

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).


                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK GROUP INC.


                                           By: /s/ James F. Billett, Jr.
                                               ---------------------------------
                                               James F. Billett, Jr.
                                               Chairman, President and
                                               Chief Executive Officer




Dated:  March 20, 2000









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


                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited.

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to Exhibit 99.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.2 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).